Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

ORTHOVITA, INC.

at

$3.85 NET PER SHARE

Pursuant to the Offer to Purchase dated May 27, 2011

by

OWL ACQUISITION CORPORATION

an indirect wholly owned subsidiary of

STRYKER CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF JUNE 24, 2011, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”) OR EARLIER TERMINATED.

If delivering by mail: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	The Depositary for the Offer is:	If delivering by hand or courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE, IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW, IF REQUIRED. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

THE OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS OF SHARES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES, BLUE SKY OR OTHER LAWS OF SUCH JURISDICTION.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s)

on certificate(s) or, in the case of Shares in a DRS Account, on the registry maintained by Orthovita, Inc.’s transfer agent)(1)

(Attach additional signed list if necessary)

Shares Tendered (Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.)
Certificate Number(s)(2)	Total Number of Shares Represented by Certificate(s)(2)	Number of Shares Tendered

Total Shares

(1)    The term “Shares” refers to shares of common stock, par value $0.01 per share, of Orthovita, Inc., a Pennsylvania corporation (“Orthovita”). A “DRS Account” is a book-entry/direct registration account maintained by Orthovita’s transfer agent. If you hold Shares in a DRS Account and need information about the account, please contact Orthovita’s transfer agent, StockTrans, Inc., by telephone at (800) 733-1121.

(2)    Need not be completed with respect to Shares held in a DRS Account or Shares being tendered by book-entry transfer. See “Additional Information Regarding Delivery of Shares” on page 2 of this Letter of Transmittal.

This Letter of Transmittal, as amended or supplemented from time to time (this “Letter of Transmittal”), is to be used by shareholders of Orthovita if certificates for Shares (the “Share Certificates”) are to be forwarded herewith, if Shares are being tendered from a DRS Account or, unless an Agent’s Message (as defined in Section 2 of the Offer to Purchase (as defined herein)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”) pursuant to the procedures described in Section 3 of the Offer to Purchase. Shareholders whose Share Certificates are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase in order to participate in the Offer (as defined herein). See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Depositary.

Additional Information if Shares Have Been Lost

If Share Certificates you are tendering with this Letter of Transmittal have been lost, stolen, destroyed or mutilated, you should contact StockTrans, Inc., Orthovita’s transfer agent, at (800) 733-1121, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificates may be subsequently recirculated. You are urged to contact Orthovita’s transfer agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 11.

Additional Information Regarding Delivery of Shares

☐       CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY DTC PARTICIPANTS MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number at DTC

Transaction Code Number

☐ CHECK HERE IF TENDERED SHARES ARE HELD IN A DRS ACCOUNT AND COMPLETE THE FOLLOWING:

DRS Account Number

☐       CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING TO THE EXTENT APPLICABLE:

Name(s) of Tendering Shareholder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

Account Number at DTC (if delivery is by book-entry transfer)

DRS Account Number (if tendered Shares are held in a DRS Account)

Ladies and Gentlemen:

The undersigned hereby tenders to Owl Acquisition Corporation, a Delaware corporation (“Purchaser”), the above described shares of common stock, par value $0.01 per share (the “Shares”), of Orthovita, Inc., a Pennsylvania corporation (“Orthovita”), pursuant to Purchaser’s offer to purchase all of the outstanding Shares, at a purchase price of $3.85 per Share (the “Offer Price”), net to the seller in cash, without interest thereon and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 27, 2011 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), and in this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal”) (which offer, upon such terms and subject to such conditions, as it and they may be amended or supplemented from time to time, constitutes the “Offer”).

Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints American Stock Transfer & Trust Company, as the depositary for the Offer (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of Orthovita and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of Purchaser the attorneys- in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of Orthovita’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Orthovita’s shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that Purchaser’s acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment).

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please (i) credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC designated above and (ii) credit any Shares tendered hereby from a DRS Account that are not accepted for payment by crediting the DRS Account designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if (i) the check for the purchase price of Shares accepted for payment and/or (ii) Shares not tendered or not accepted are to be issued in the name of someone other than the undersigned.

(Taxpayer Identification or Social Security No.)

(Also Complete Substitute Form W-9 Below)

☐ Issue check and/or certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

☐       Credit unpurchased Shares delivered by book-entry transfer to the following DTC account:

Account Number at DTC:

☐       Credit unpurchased Shares tendered from DRS Account to the following DRS Account:

DRS Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates for Shares not tendered or not accepted are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail check and/or certificates to:

Name:

(Please Print)

Address:

(Include Zip Code)

IMPORTANT

SHAREHOLDER: SIGN HERE

(U.S. persons: Please also complete and return the attached Substitute Form W-9 below)

(Non-U.S. persons: Please also obtain, complete and return appropriate IRS Form W-8)

(Signature(s) of Holder(s) of Shares)

Dated:

Name(s):

(Please Print)

Capacity (full title) (See Instruction 5):

Address:

(Include Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No. (See Substitute Form W-9 enclosed herewith):

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) (or, in the case of Shares held in a DRS Account, as set forth in the registry maintained by Orthovita’s transfer agent) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Guarantee of Signature(s)

(If Required — See Instructions 1 and 5)

Authorized Signature:

Name:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No.:

                                                                                               Dated:

(Place Medallion Guarantee in Space below)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such holder has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing in the Securities Transfer Agents Medallion Program or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. In order for a shareholder to validly tender Shares pursuant to the Offer, either (i) this Letter of Transmittal (or a manually signed facsimile of this Letter of Transmittal), properly completed and duly executed, together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message in lieu of this Letter of Transmittal) and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth above and, except in the case of Shares held in a DRS Account (and not through a financial institution that is a participant in the system of DTC), either (A) the Share Certificates evidencing such Shares must be received by the Depositary at such address or (B) such Shares must be tendered pursuant to the procedure for book-entry transfer described in Section 3 of the Offer to Purchase and confirmation of a book-entry transfer of such Shares (a “Book-Entry Confirmation”) must be received by the Depositary, in each case on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or the expiration of the subsequent offering period, if any, or (ii) the tendering shareholder must comply with the guaranteed delivery procedures described below in this Instruction 2 and in the Offer to Purchase. Shareholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer or the tender of Shares from a DRS Account on a timely basis or who cannot deliver the Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date and (iii) the Depositary must receive, within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery either (1) in the case of Shares other than those held in a DRS Account, the Share Certificates (or a Book-Entry Confirmation) evidencing all such tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal or (2) in the case of Shares held in a DRS Account, this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. The Notice of Guaranteed Delivery may be delivered by hand, transmitted by manually signed facsimile transmission or mailed to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in the form of Notice of Guaranteed Delivery made available by Purchaser. The procedures for guaranteed delivery described above and in the Offer to Purchase may not be used during any subsequent offering period.

The method of delivery of Shares, the Letter of Transmittal and all other required documents, including delivery through DTC, is at the option and risk of the tendering shareholder, and the delivery of all such documents will be deemed made only when actually received by the Depositary (including, in the case of a book-entry transfer, receipt of a Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Purchaser will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares and any other relevant information should be listed on a separate schedule attached hereto.

4. Partial Tenders. If fewer than all the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Total Number of Shares Tendered”. In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the tender offer. All Shares represented by certificates delivered to the Depositary, and all Shares in any DTC account or DRS Account specified on the second page of this Letter of Transmittal, will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates (or, in the case of Shares held in a DRS Account, as set forth in the registry maintained by Orthovita’s transfer agent) without alteration, enlargement or any change whatsoever.

(b) Joint Holders. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c) Different Names on Certificates. If any of the Shares tendered hereby are registered in different names on different certificates or (in the case of Shares not represented by certificates) in different accounts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Shares.

(d) When Endorsements or Stock Powers are Not Required. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

(e) When Endorsements or Stock Powers are Required. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

(f) Evidence of Fiduciary or Representative Capacity. If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, or if a transfer tax is otherwise imposed with respect to Shares for any reason other than the transfer or sale of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such other person(s) or otherwise will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) evidencing the Shares tendered hereby.

7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and, if appropriate, Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Share Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, or if Shares tendered by book-entry transfer or from a DRS Account and not accepted for payment are to be credited to a different DTC account or DRS Account, as applicable, than the applicable account specified on the second page of this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed and all signatures on this Letter of Transmittal (other than any signature on the Substitute Form W-9) must be guaranteed by an Eligible Institution.

8. Substitute Form W-9. To avoid backup withholding, a tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax, and that such shareholder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering shareholder has been notified by the Internal Revenue Service (“IRS”) that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the IRS that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

Certain shareholders (including, among others, all corporations and certain non-U.S. individuals and entities) may not be subject to backup withholding. Non-U.S. shareholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary or on the IRS website at http://www.irs.gov, in order to avoid backup withholding. Such shareholders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser, in its sole discretion, which determination shall be final and binding on all parties. Purchaser reserves the absolute right to reject any and all tenders determined by Purchaser not to be in proper form or the acceptance for payment of which may, in the opinion of Purchaser’s counsel, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to Purchaser’s satisfaction. None of Purchaser, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Purchaser’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding.

10. Requests for Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery should be directed to the Information Agent at its telephone numbers and address set forth below.

11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify StockTrans, Inc., Orthovita’s transfer agent, at (800) 733-1121. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

IMPORTANT: This Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, and all other required documents, together (except in the case of Shares held in a DRS Account) with Share Certificates representing Shares being tendered (or Book-Entry Confirmation), must be received by the Depositary on or prior to the Expiration Date, or the tendering shareholder must comply with the procedure for guaranteed delivery.

IMPORTANT TAX INFORMATION

For purposes of this Letter of Transmittal, the term “U.S. person” means (i) an individual citizen or resident of the United States; (ii) a corporation, or an entity treated as a corporation for United States federal income tax purposes, created or organized under the laws of the United States, or of any state or the District of Columbia; (iii) an estate, the income of which is subject to United States federal income tax regardless of its source; or (iv) a trust, if (A) a United States court is able to exercise primary supervision over the trust’s administration and one or more United States persons, within the meaning of Section 7701(a) (30) of the Internal Revenue Code of 1986, as amended, have authority to control all of the trust’s substantial decisions or (B) the trust has validly elected to be treated as a United States person for United States federal income tax purposes.

Under federal income tax law, a shareholder who is a U.S. person surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the shareholder’s correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal. If the shareholder is an individual, the shareholder’s TIN is such shareholder’s Social Security Number. If the correct TIN is not provided, the shareholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the shareholder (or other payee) pursuant to the Offer may be subject to backup withholding at a rate of 28% on all payments of the purchase price. If a shareholder that is a U.S. person does not have a TIN, such shareholder should apply for a TIN, indicate on the Form W-9 or Substitute Form W-9 that such shareholder is awaiting a TIN, and sign and date the form. If the Depositary does not receive a TIN by the time payments are made to such shareholder, the payments will be subject to backup withholding at a rate of 28%.

Certain shareholders (including, among others, corporations and certain non-U.S. individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt non-U.S. shareholder to avoid backup withholding, such person should complete, sign and submit an appropriate IRS Form W-8 signed under penalties of perjury, attesting to his or her exempt status. A Form W-8 can be obtained from the Depositary or on the IRS website at http://www.irs.gov. Such shareholders should consult a tax advisor to determine which Form W-8 is appropriate. Exempt shareholders, other than non-U.S. shareholders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of the shareholder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), (2) that the shareholder is not subject to backup withholding because (i) the shareholder is exempt from backup withholding, (ii) the shareholder has not been notified by the IRS that the shareholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the shareholder that the shareholder is no longer subject to backup withholding and (3) the shareholder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

The tendering shareholder is required to give the Depositary the TIN, generally the Social Security Number or Employer Identification Number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the shareholder may be subject to a $50.00 penalty imposed by the IRS.

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	CHECK APPROPRIATE BOX: ☐Individual/Sole Proprietor ☐Corporation ☐Partnership ☐Other	Part 3 — Awaiting TIN ☐ Part 4 — Exempt ☐

Please fill in your name and address below. Name Address (Number and Street) City, State and Zip Code

Part 2 — Certification —

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. Person (including a U.S. resident alien).

Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS

	Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ACCOMPANYING GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature                                                                          Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

WHAT NAME AND NUMBER TO GIVE THE PAYER

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee(1) The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)
6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	Legal entity(4)

For this type of account:		Give name and EIN of:
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as state or local government, school district, or prison) that receives agricultural program payments	The public entity
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under section 403(b)(7).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to an individual.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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The Depositary for the Offer is:

By First Class Mail:	By Facsimile Transmission:	By Registered, Certified or Express Mail or by Overnight Courier:

American Stock Transfer & Trust Company, LLC Attn: Reorganization Department 6201 15th Avenue, Brooklyn, New York, 11219	(For Eligible Institutions Only) (718) 234-5001 Confirm Facsimile Transmission: (877) 248-6417 or (718) 921-8317	American Stock Transfer & Trust Company, LLC Attn: Reorganization Department 6201 15th Avenue, Brooklyn, New York, 11219

Questions or requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers set forth below. Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

The Information Agent for the Offer is:

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders may call toll free: (888) 750-5834

Banks and Brokers may call collect: (212) 750-5833

Email: info@innisfreema.com